Exhibit 10.03

GUARANTY

This Guaranty is made effective as of April 2, 2019, by the undersigned (hereinafter referred to as the “Guarantor”), for the benefit of MICHAEL CANNON AND JENNIFER CANNON, TRUSTEES OF THE CORE 4 TRUST DATED FEBRUARY 29, 2016 (hereinafter “Lender”).

EXTRACTION POINT, LLC, a Nevada limited liability company (“Borrower”) owes Lender the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) pursuant to the Loan Documents as defined in the Loan Agreement of even date herewith (“Loan Agreement”) between Lender and Borrower and evidenced by the Installment Note- Interest Included as of even date (“Note”). Guarantor is the sole member of Borrower. Guarantor agrees that it will derive a significant financial benefit from Lender loaning funds to Borrower and has agreed to guaranty the loan from Borrower to Lender. Contemporaneously upon execution of this Guaranty, Guarantor shall also issue the Warrant as defined in the Loan Agreement. In order to induce Lender to make the loan to Borrower, the Guarantor hereby covenants and agrees as follows:

1. The Guarantor unconditionally guarantees the due and punctual payment and performance of the principal of the Loan Documents whether at maturity, by acceleration or otherwise, to Lender including, without limitation, any and all interest and expenses (including attorneys’ fees whether or not suit is filed), court costs and charges of whatsoever nature incurred by Lender in collecting or compromising the indebtedness evidenced by the Note (collectively, the “Obligations”).

2. The Guarantor, by this Guaranty, binds itself, its officers, directors, legal representatives, successors and assigns, with Borrower for the payment of the Obligations, the same as if the Guarantor had contracted for payment thereof rather than Borrower. The Guarantor, for itself, its successors and assigns agrees to be bound by and to perform and observe all of the terms and conditions contained in any written documents evidencing the Obligations, including the Loan Documents, whether now signed or hereafter signed by Borrower. Guarantor hereby waives: (a) any right to require Lender to proceed against Borrower or any other guarantors of the Obligations; (b) any right to require Lender to proceed against or exhaust any security for the Obligations; (c) any right to raise the defense of the Statute of Limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation hereby guaranteed; (d) any right to require, demand, protest, or receive notice of any kind including presentment, demand for performance or notice of non-performance, notice of dishonor, notice of existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser, or guarantor, under this Guaranty or any other instrument or creditor of Borrower, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any right to raise any defense based upon an election of remedies by Lender, or which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (f) any right to impose any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantors, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment or non-performance of the Obligations hereby guaranteed; and (g) the right to receive notice of acceptance of this Guaranty.

3. Guarantor further agrees that if at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), or if the Note is declared void or voidable under any applicable law, statute, rule or regulations, whether federal, state or local, such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

4. This Guaranty shall in all respects be a continuing, absolute, irrevocable and unconditional Guaranty of payment and performance of the Obligations and shall remain in full force and effect until the Obligations have been paid in full, provided, however, it shall be automatically extended if any payment is reclaimed as set forth above until Guarantor pays Lender the amount reclaimed or the amount is otherwise paid to Lender and is not subject to further reclamation. Anything herein to the contrary notwithstanding, this Guaranty shall remain in full force and effect following payment of the Note.

5. Lender, may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, take any or all of the following actions without releasing or otherwise affecting Guarantor’s liability hereunder: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Obligations; (b) extend or renew for one or more periods (whether or not longer than the original period), alter, amend, expand, modify or exchange any of the Obligations at the request of any person primarily liable for the Obligations, or release or compromise any of the Obligations, or any other obligation of any nature of any other obligor with respect to any of the Obligations; and (c) release or substitute any one or more of any endorser, surety, obligor or guarantor of the Obligations. Notwithstanding anything to the foregoing, Lender acknowledges and agrees that this Guaranty shall not grant Lender any security interest in any property of Guarantor, other than Guarantor’s ownership of the membership interests on Borrower, to secure any of the Obligations.

6. This Guaranty is a Guaranty of payment and performance, not collection, and Lender, without notice or demand, may resort to and initiate legal action against Guarantor for payment of any of the Obligations or performance of any covenant or agreement contained in the Loan Documents whether or not Lender shall have resorted to any property or instruments securing any of the Obligations or shall have sought a deficiency judgment against Borrower or shall have proceeded against any other guarantor or any other obligor primarily or secondarily obligated with respect to any of the Obligations or such performance.

7. Any amounts received by Lender from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in order of application, as Lender may from time to time elect; and, notwithstanding any payments made by or for the account of the Guarantor pursuant to this Guaranty, Guarantor shall have no right to subrogation until all indebtedness due to Lender from Borrower has been paid in full and until such time, Guarantor hereby waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of, and any right to participate in any security now or hereafter held by Lender. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness and obligations of Borrower guaranteed hereby by Guarantor; and if an event of default under the Note shall have occurred and is continuing, any such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for the Lender, and, if Lender so requests, be paid over to Lender in payment of the Obligations guaranteed hereunder, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

8. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligation of the Guarantor under this Guaranty. For the purposes of this Guaranty, the Obligations shall include all obligations of Borrower to Lender, notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligation and no such claim or defense shall affect or impair the Obligations of the Guarantors hereunder.

9. Guarantor is the sole member of Borrower, and shall be directly benefited by the Note which obligations are guaranteed hereby. Guarantor represents and warrants, for the reliance and benefit of Lender, that it has received adequate consideration for the provision of this Guaranty and the issuance of the Warrant.

10. This Guaranty shall be construed in accordance with and governed by the laws of the State of Nevada. This Guaranty shall be a joint and several obligation with any other guarantor or surety of the Obligations. The undersigned shall be jointly and severally liable hereunder.

11. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

12. It is not necessary for Lender to inquire into the powers of Guarantor or the members or managers or agents acting or purporting to act on its behalf, and any of the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

13. Guarantor hereby agrees to pay upon demand any collection expenses, court costs and reasonable attorneys’ fees (whether or not suit is commenced) which may be incurred in the collection or enforcement of the Loan Documents, and in the event suit is brought to enforce payment hereof, that such expenses, costs and fees be determined by a court sitting without a jury. The term “attorneys’ fees” shall include any such fees incurred in any bankruptcy, appellate or related ancillary or supplementary proceeding, whether before or after final judgment related to the enforcement or defense of this Guaranty.

14. This Guaranty shall apply to the parties hereto, their successors and assigns according to the context hereof, and without regard to the number or gender of words or expressions used herein. This Guaranty may be executed in duplicate originals, each of which is equally admissible in evidence, and each original shall fully bind each party who has executed it.

15. Notwithstanding anything contained herein to the contrary, the plural in number as used herein shall be deemed to include the singular and vice versa.

IN WITNESS WHEREOF the undersigned has executed this Guaranty the date first set forth above.

GUARANTOR:

GENERATION ALPHA, INC., A Nevada corporation

By:	Date: